ISI STRATEGY FUND SHARES
                      (A CLASS OF ISI STRATEGY FUND, INC.)

                        Supplement Dated July 1, 2002 to
                        Prospectus Dated October 1, 2001

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS AND SHOULD BE READ IN CONJUNCTION WITH SUCH PROSPECTUS.

In the section captioned "INVESTMENT SUMMARY," under the sub-section "OBJECTIVE AND STRATEGIES," and in the section captioned "INVESTMENT PROGRAM," under the sub-section "INVESTMENT OBJECTIVE, POLICIES AND RISK CONSIDERATIONS," all references to Wilshire Associates Incorporated ("Wilshire") shall be replaced with Los Angeles Capital Management and Equity Research, Inc. ("LA Capital").

In the section captioned "INVESTMENT ADVISOR AND SUB-ADVISOR," under the untitled sub-section section, all references to Wilshire Associates Incorporated ("Wilshire") shall be replaced with Los Angeles Capital Management and Equity Research, Inc. ("LA Capital"). In addition, LA Capital is a registered investment advisor with approximately $2.6 billion of assets under management as of March 6, 2002.

The list of entities which provide various services to the Fund, on the inside of the back cover, is amended to replace the SUB-ADVISOR with Los Angeles Capital Management and Equity Research, Inc., 1150 Santa Monica Blvd., Suite 200, Los Angeles, CA 90025.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE